UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 22, 2004

Sono-Tek Corporation

(Exact name of registrant as specified in its charter)

Commission File Number:  0-16035

New York	14-1568099

(State of Incorporation)	(I.R.S. Employer ID No.)

2012 Route 9W, Milton, New York	12547

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (845) 795-2020

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01:           Entry into a Material Definitive Agreement.

The Company and M&T Bank entered into a Line of Credit Agreement as of December 21, 2004.  The terms of the Agreement provide for a revolving line of credit of $500,000 at prime with all of the Company’s business assets as collateral.   The Company may borrow additional amounts up to $150,000 for the purchase of machinery and equipment.

Item 7.01:          Regulation FD Disclosure.

The Company issued dated December 22, 2004 regarding its new banking relationship with M&T Bank. This it attached as exhibit 99.1.

Exhibits:

99.1          Press release dated December 22, 2004.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONO-TEK CORPORATION

By:	/s/ CHRISTOPHER L. COCCIO

Christopher L. Coccio
Chief Executive Officer

December 27, 2004